UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2023

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2015 Stock Incentive Plan

As described in Item 5.07 below, at the reconvened Annual Meeting of Stockholders of Novavax, Inc. (the “Company”) held on July 11, 2023 (the “Annual Meeting”), which was adjourned on June 15, 2023, the Company’s stockholders of record at the close of business on April 18, 2023 (the “Record Date”) approved the proposal to amend and restate the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended (such amendment and restatement, the “Amended 2015 Stock Plan”) to increase the number of shares of the Company’s common stock, par value $0.01 (“Common Stock”), available for issuance thereunder by 6,170,000 shares.

A description of the Amended 2015 Stock Plan was set forth in the Company’s Definitive Proxy Statement on Form 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2023 (as amended by Amendment No. 1 filed with the SEC on May 3, 2023) and is incorporated herein by reference. The description of the Amended 2015 Stock Plan is qualified in its entirety by reference to the full text of the Amended 2015 Stock Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, the Company held its Annual Meeting on July 11, 2023, at which only stockholders as of the Record Date were entitled to vote. As of the Record Date, there were 86,304,383 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, of which 43,740,884 shares were represented by proxy, constituting a quorum on all matters voted upon. The final voting results of the Annual Meeting are as follows:

Proposal 1: Stockholders elected the following Class I nominees for director, each to serve a three-year term expiring at the 2026 Annual Meeting of Stockholders:

Name	For	Against	Abstain	Broker Non-Votes
John C. Jacobs	18,096,901	881,806	285,358	24,476,819
Gregg H. Alton, J.D.	11,319,429	7,498,303	446,333	24,476,819
Richard J. Rodgers	13,138,940	5,662,283	462,842	24,476,819

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers in 2022:

For	Against	Abstaining	Broker Non-Votes
15,695,578	3,030,052	538,435	24,476,819

Proposal 3: Stockholders approved, on an advisory basis, the frequency of future named executive officer compensation votes:

One Year	Two Years	Three Years	Abstaining	Broker Non-Votes
17,803,121	342,423	846,988	271,533	24,476,819

Proposal 4: Stockholders did not approve the amendment to the Second Amended and Restated Certificate of Incorporation of Novavax, Inc. to reflect Delaware law provisions allowing officer exculpation:

For	Against	Abstaining	Broker Non-Votes
16,746,786	2,058,948	458,331	24,476,819

Proposal 5: Stockholders approved the amendment and restatement of the Novavax Inc. Amended and Restated 2015 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 6,170,000 shares:

For	Against	Abstaining	Broker Non-Votes
15,131,768	3,824,183	308,114	24,476,819

Proposal 6: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstaining	Broker Non-Votes
41,350,254	2,005,826	384,804	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Novavax, Inc. 2015 Stock Incentive Plan (Incorporated by reference to Appendix B of the Registrant’s Definitive Proxy Statement filed on April 28, 2023 in connection with the Annual Meeting held on July 11, 2023 (File No. 000-26770)).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III
Name:	John A. Herrmann III
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: July 11, 2023